UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-06481
                                    ----------

                       FRANKLIN MUNICIPAL SECURITIES TRUST
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end:  5/31
                          ----

Date of reporting period: 11/30/09
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.



                                   (GRAPHIC)

NOVEMBER 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin California High Yield
Municipal Fund

Franklin Tennessee Municipal Bond Fund

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                                               TAX - FREE INCOME

                                    FRANKLIN
                           MUNICIPAL SECURITIES TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                          Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                          Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE     Each of our portfolio management groups operates
                          autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                          FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                          TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                          MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION      Because our management groups work independently and
                          adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ..................................    1
SEMIANNUAL REPORT
Municipal Bond Market Overview ......................    4
Franklin California High Yield Municipal Fund .......    6
Franklin Tennessee Municipal Bond Fund ..............   15
Financial Highlights and Statements of Investments ..   23
Financial Statements ................................   45
Notes to Financial Statements .......................   49
Shareholder Information .............................   58

Shareholder Letter

Dear Shareholder:

In the third quarter of 2009, U.S. economic activity improved compared with the previous quarter, while recent economic releases pointed to an easing of the global recession. Many observers think the recession is already over and the recovery has started. Although most economists predicted positive U.S. growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Fed Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

The municipal bond market experienced a healthy rebound in the six-month period under review; the Barclays Capital (BC) Municipal Bond Index returned

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

+4.75% and securities with maturities 22 years and longer, which make up a substantial portion of our portfolios, returned +7.02%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

Franklin Municipal Securities Trust's semiannual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                     2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     Not part of the semiannual report | 3

Semiannual Report

Municipal Bond Market Overview

During the six-month period ended November 30, 2009, the municipal bond market posted a +4.75% total return, as measured by the Barclays Capital (BC) Municipal Bond Index.(1) The municipal bond market posted not only solid absolute performance but also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index had a +3.25% total return for the reporting period.(2)

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. In the second and third quarters of 2009, Moody's elevated the rating of 185 state and local government issues while downgrading 120. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(3) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 6.82%, compared with the BC Aaa Municipal Bond Index's +3.55% total return.(4)

Further aiding positive municipal bond performance during the reporting period was a benign inflationary environment. The Consumer Price Index (CPI) and Producer Price Index (PPI) reported negative year-over-year changes in each month during the six months under review. In addition, the Congressional Budget Office (CBO) forecast CPI would remain below 2% through 2019. Historically, a low inflation outlook has provided confidence for fixed income investors that

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(2.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(3.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(4.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.


                             4 | Semiannual Report
future cash flow from their bond investments will retain purchasing power. However, the CBO's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 434 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) Municipal Swap Index and the Bloomberg Fair Value 30-Year AAA Index.(5) The 10-year average using the same indexes was 249 basis points.(5) If the CBO's estimate of future inflation is realized, then buyers of longer term bonds will reap the rewards of attractive returns over inflation.

Tax-free bond supply also affected municipal bond market performance over the past six months. Thus far in 2009, tax-exempt bond issuance rose only 1.3% compared with the same period in 2008.(6) The small number of tax-free offerings left investors with a limited amount of bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply of tax-exempt offerings during 2009 are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. These new subsidized, taxable municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and short supply during the reporting period, we looked for opportunities to keep our portfolios fully invested in longer term bonds, which helped support the Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(5.) Sources: Thomson Financial; Bloomberg LP. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.

(6.) Source: THE BOND BUYER, 11/30/09.


                             Semiannual Report | 5

Franklin California
High Yield Municipal Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in California municipal securities, including higher yielding, lower rated securities, that pay interest free from such taxes.(1) Its secondary goal is capital appreciation.

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments as of 11/30/09**

                                  (PIE CHART)

- AAA ......................    5.2%
- AA .......................    3.5%
- A ........................   19.7%
- BBB ......................   14.5%
- Below Investment Grade ...    6.7%
- Not Rated by S&P .........   50.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --        5.3%
AA or Aa                   0.7%        --
A                          0.7%       4.1%
BBB or Baa                 3.1%      12.7%
Below Investment Grade     1.5%      22.3%
                           ---       ----
Total                      6.0%      44.4%
                           ===       ====

We are pleased to bring you Franklin California High Yield Municipal Fund's semiannual report for the period ended November 30, 2009.

(1.) The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 27.


                             6 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund

                           DIVIDEND PER SHARE
            -----------------------------------------------------
MONTH         CLASS A      CLASS B       CLASS C    ADVISOR CLASS
-----       ----------   -----------   ----------   -------------
June        4.27 cents    3.93 cents   3.92 cents    4.33 cents
July        4.27 cents    3.93 cents   3.92 cents    4.33 cents
August      4.27 cents    3.93 cents   3.92 cents    4.33 cents
September   4.30 cents    3.91 cents   3.90 cents    4.38 cents
October     4.30 cents    3.91 cents   3.90 cents    4.38 cents
November    4.30 cents    3.91 cents   3.90 cents    4.38 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $8.42 on May 31, 2009, to $9.05 on November 30, 2009. The Fund's Class A shares paid dividends totaling 25.95 cents per share for the reporting period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.33% based on an annualization of the 4.20 cent per share monthly dividend and the maximum offering price of $9.45 on November 30, 2009. An investor in the 2009 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 9.04% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

STATE UPDATE

During the six months under review, California's large and diverse economy remained mired in recession amid a series of budgetary crises. With a gross state product of $1.8 trillion, the state is responsible for 13% of U.S. gross domestic product.(3) If California were a country, it would have the 10th largest economy in the world. Yet, like nearly all U.S. states impacted by the deepest recession in 70 years, California's economy remained historically weak and its unemployment rate rose sharply to 12.3% by November, higher than the

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Moody's Investors Service, "Rating Update: Moody's Confirms Baa1
     Rating on State of California and Removes Credit from Watchlist; Outlook is Stable," 8/21/09.


                             Semiannual Report | 7

10.0% national rate and a significant jump from the state's prerecession low of 4.8% reached in late 2006.(4) Construction employment led the declines as the state's depressed housing market improved only marginally from historically low levels, while commercial real estate had not rebounded at all by period-end.

PORTFOLIO BREAKDOWN
Franklin California High Yield Municipal Fund 11/30/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Tax-Supported                                  39.5%
Hospital & Health Care                         14.1%
General Obligation                              9.3%
Transportation                                  9.3%
Prerefunded                                     8.8%
Other Revenue                                   6.1%
Higher Education                                5.1%
Utilities                                       5.0%
Subject to Government Appropriations            1.5%
Housing                                         1.3%

*    Does not include short-term investments and other net assets.

Weak revenue collections, limited financial flexibility and a difficult political environment were among several elements making the state financially vulnerable. Projections for the fiscal year 2010 budget gap grew through the spring and summer of 2009, after voters in a special statewide election did not approve a proposal to issue deficit bonds backed by lottery revenues, and as tax revenue collections underperformed.

In late July, budget amendments were finally passed to solve the current 2010 fiscal year's estimated $24 billion budget gap, but this was done largely with one-time solutions that will likely result in further budget gaps in upcoming years.(5) The budget amendments provided more than $23 billion through a combination of cuts, raids on local funds, accounting maneuvers, and one-time revenues.(5) Of the $14 billion in cuts, most went to schools; social services were also curtailed under the plan.(5) An additional $4 billion came from local governments, with another $4 billion from accounting shifts, other borrowing and the assumed sale of the State Compensation Insurance Fund.(5) In response, most local governments will cut services, implement additional layoffs and make fewer capital improvements to their communities. The budget amendments also brought general fund spending for the state in fiscal year 2010 down to about $80 billion, a 20% decline from the $100 billion budgeted for fiscal year 2009.(5) After the passage of the budget amendments, the state controller in September announced he would stop making payments with IOUs; the inherent volatility signified and created by the emergency stopgap of an IOU program had been a major credit rating concern among independent credit rating agencies. This year's solutions will come at the cost of projected budget gaps in future years of up to $15 billion as the state anticipates significant structural imbalances in fiscal year 2011 and beyond while it seeks to maintain operations while repaying local governments and schools, with interest, for this year's cuts and borrowing.(5)

With California's finances under extreme duress, the state's credit rating was downgraded three notches since February 2009. A recent credit rating setback -- a two-notch downgrade to Baa1 from A2 by independent credit rating agency Moody's Investors Service -- reflected reliance on one-time measures to solve the current fiscal problems and the threat of untenable future budget gaps.(6) By late November, Moody's reviewed and confirmed the current rating with a stable outlook. Nonetheless, the rating reflected the state's extraordinary

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Moody's Investors Service, "Special Comment: California Adopts
     Budget Solutions," July 2009.

(6.) This does not indicate Moody's rating of the Fund.


                             8 | Semiannual Report
fiscal pressures when compared with most other U.S. states, and more specifically the likelihood for increased short-term borrowing.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a positive sloping municipal yield curve, favored the use of longer term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 9

Performance Summary as of 11/30/09

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FCAMX)                     CHANGE   11/30/09   5/31/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.63     $9.05     $8.42
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2595

CLASS B (SYMBOL: FBCAX)                     CHANGE   11/30/09   5/31/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.64     $9.10     $8.46
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2371

CLASS C (SYMBOL: FCAHX)                     CHANGE   11/30/09   5/31/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.64     $9.10     $8.46
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2365

ADVISOR CLASS (SYMBOL: FVCAX)               CHANGE   11/30/09   5/31/09
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       +$0.64     $9.06     $8.42
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2638


                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                   +10.70%          +19.06%  +15.28%   +57.02%
Average Annual Total Return(2)                +6.04%          +13.98%   +1.99%    +4.16%
Avg. Ann. Total Return (12/31/09)(3)                          +22.84%   +1.87%    +4.50%
   Distribution Rate(4)                                5.33%
   Taxable Equivalent Distribution Rate(5)             9.04%
   30-Day Standardized Yield(6)                        5.14%
   Taxable Equivalent Yield(5)                         8.72%
   Total Annual Operating Expenses(7)                  0.63%

CLASS B                                      6-MONTH          1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                   +10.49%          +18.48%  +12.13%   +57.34%
Average Annual Total Return(2)                +6.49%          +14.48%   +1.99%    +4.72%
Avg. Ann. Total Return (12/31/09)(3)                          +23.57%   +1.85%    +4.74%
   Distribution Rate(4)                                4.93%
   Taxable Equivalent Distribution Rate(5)             8.36%
   30-Day Standardized Yield(6)                        4.82%
   Taxable Equivalent Yield(5)                         8.18%
   Total Annual Operating Expenses(7)                  1.18%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                   +10.48%          +18.47%  +12.34%   +48.77%
Average Annual Total Return(2)                +9.48%          +17.47%   +2.35%    +4.05%
Avg. Ann. Total Return (12/31/09)(3)                          +26.73%   +2.20%    +4.38%
   Distribution Rate(4)                                4.93%
   Taxable Equivalent Distribution Rate(5)             8.36%
   30-Day Standardized Yield(6)                        4.82%
   Taxable Equivalent Yield(5)                         8.18%
   Total Annual Operating Expenses(7)                  1.18%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                   +10.87%          +19.29%  +15.73%   +57.63%
Average Annual Total Return(2)               +10.87%          +19.29%   +2.96%    +4.66%
Avg. Ann. Total Return (12/31/09)(3)                          +28.49%   +2.83%    +4.99%
   Distribution Rate(4)                                5.67%
   Taxable Equivalent Distribution Rate(5)             9.62%
   30-Day Standardized Yield(6)                        5.48%
   Taxable Equivalent Yield(5)                         9.30%
   Total Annual Operating Expenses(7)                  0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 11/30/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined federal and California state personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 11/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 11/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +1.30% and +0.43%.


                             12 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 6/1/09     VALUE 11/30/09   PERIOD* 6/1/09-11/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,107.00               $3.33
Hypothetical (5% return before expenses)         $1,000           $1,021.91               $3.19
CLASS B
Actual                                           $1,000           $1,104.90               $6.23
Hypothetical (5% return before expenses)         $1,000           $1,019.15               $5.97
CLASS C
Actual                                           $1,000           $1,104.80               $6.23
Hypothetical (5% return before expenses)         $1,000           $1,019.15               $5.97
ADVISOR CLASS
Actual                                           $1,000           $1,108.70               $2.80
Hypothetical (5% return before expenses)         $1,000           $1,022.41               $2.69

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             14 | Semiannual Report

Franklin Tennessee Municipal Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investment management and preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 11/30/09**

                                  (PIE CHART)

AAA ........................   17.5%
AA .........................   38.4%
A ..........................   15.6%
BBB ........................    5.1%
Not Rated by S&P ...........   23.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      2.3%      1.1%
AA or Aa       10.4%       --
A               8.1%      0.3%
BBB or Baa      0.4%      0.8%
               ----       ---
Total          21.2%      2.2%

We are pleased to bring you Franklin Tennessee Municipal Bond Fund's semi-annual report for the period ended November 30, 2009.

(1.) The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 41.


                             Semiannual Report | 15

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.99 on May 31, 2009, to $11.20 on November 30, 2009. The Fund's Class A shares paid dividends totaling 22.83 cents per share for the reporting period.(2) The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.79%. An investor in the 2009 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 6.20% from a taxable investment to match the Fund's Class A tax-free distribution rate. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income and caused dividends to decline slightly.

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee Municipal Bond Fund
Class A

MONTH       DIVIDEND PER SHARE
-----       ------------------
June             3.80 cents
July             3.80 cents
August           3.80 cents
September        3.80 cents
October          3.80 cents
November         3.70 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

STATE UPDATE

Similar to the nation's as a whole, Tennessee's economy struggled in its nascent recovery during the six months under review. Manufacturing declines had the most severe impact on less-populated cities and rural areas in the state, where smaller light industrial businesses and retailers are concentrated. In comparison, Tennessee's major metropolitan areas fared somewhat better, but the state economy and employment base continued to be heavily dependent on the manufacturing sector and, in particular, the struggling auto industry. Although Saturn's Spring Hill manufacturing plant closed, Volkswagen's and Nissan's construction and upgrade plans for their Chattanooga and Smyrna facilities promised to boost the overall manufacturing sector. Even though manufacturing has been a trouble spot, it could also be crucial to Tennessee's eventual economic rebound. These and other large capital investment projects, funded in fiscal year 2009, had the potential to lift the state's economy over the long term. As of November 2009, Tennessee's unemployment rate was 10.3%, compared with the 10.0% national rate.(3) In addition, the still-fragile housing market continued to negatively impact Tennesseans, yet its severity has been limited when compared with most other states; residential foreclosures through second quarter 2009 were only at about half the national rate.(4)

Key revenue sources in sales and use tax were expectedly bleak for fiscal year 2009, and the $1.1 billion budget shortfall was bridged with expenditure cuts, federal aid and use of some of the state's rainy day fund.(4) The tax revenue picture in fiscal year 2010 remained weak, and the 2010 budget was balanced

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Tennessee; General Obligation," RATINGSDIRECT,
     11/16/09.


                             16 | Semiannual Report
with the same combination of similar practices as in fiscal year 2009. The rainy day fund, with a constitutional funding mandate, was $532 million.(4) Despite budgetary stress brought on by the sales tax shortfall, Tennessee's net tax-supported debt as a percentage of personal income was less than 2% and debt per capita was slightly more than $200, compared with the national medians of 2.5% and $865.(5) The state's full funding of its annual required contribution to the retirement system helped keep the debt burden low.

Independent credit rating agency Standard & Poor's assigned Tennessee's general obligation debt an AA+ rating with a stable outlook.(6) This rating reflected the state's good reserve levels, aggressive cost-containment measures and influx of federal stimulus money, as well as its low debt burden.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to invest in investment grade municipal securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We took advantage of strong retail demand for highly rated essential service bonds, and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, the proceeds were reinvested in securities with current coupons with better call protection in a higher interest rate environment. We found value in some credit-driven securities (rated between AA and A) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk. Despite our finding value

PORTFOLIO BREAKDOWN
Franklin Tennessee Municipal Bond Fund 11/30/09

                               % OF TOTAL
                         LONG-TERM INVESTMENTS*
                         ----------------------
Utilities                        32.0%**
General Obligation               15.0%
Prerefunded                      13.6%
Hospital & Health Care           13.0%
Higher Education                 10.5%
Housing                           4.6%
Other Revenue Bonds               4.1%
Transportation                    3.9%
Tax-Supported                     3.3%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                             Semiannual Report | 17
in credit-driven securities, the Fund's credit quality remained high and finished the reporting period averaging AA.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             18 | Semiannual Report

Performance Summary as of 11/30/09

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRTIX)                     CHANGE   11/30/09   5/31/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.21    $11.20     $10.99
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2283

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                   6-MONTH            1-YEAR    5-YEAR   10-YEAR
-------                                   -------           -------   -------   -------
Cumulative Total Return(2)                 +4.02%           +15.28%   +21.91%   +69.37%
Average Annual Total Return(3)             -0.42%           +10.38%    +3.15%    +4.95%
Avg. Ann. Total Return (12/31/09)(4)                         +8.64%    +2.97%    +5.15%
   Distribution Rate(5)                             3.79%
   Taxable Equivalent Distribution Rate(6)          6.20%
   30-Day Standardized Yield(7)                     3.26%
   Taxable Equivalent Yield(6)                      5.34%
   Total Annual Operating Expenses(8)
      Without Waiver                                0.74%
      With Waiver                                   0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES OF THE FUND) DO NOT EXCEED 0.60%, (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 9/30/10.


                             Semiannual Report | 19

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.24%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the current 3.70 cent per share monthly dividend and the maximum offering price of $11.70 per share on 11/30/09.

(6.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Tennessee state personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(7.) The 30-day standardized yield for the 30 days ended 11/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             20 | Semiannual Report

Your Fund's Expenses

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 6/1/09     VALUE 11/30/09   PERIOD* 6/1/09-11/30/09
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $1,040.20              $3.58
Hypothetical (5% return before expenses)         $1,000           $1,021.56              $3.55

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.70%, multiplied by 183/365 to reflect the one-half year period.


                             22 | Semiannual Report

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                             SIX MONTHS ENDED                         YEAR ENDED MAY 31,
                                            NOVEMBER 30, 2009   -------------------------------------------------------------
CLASS A                                        (UNAUDITED)        2009         2008          2007         2006         2005
-------                                     -----------------   --------    ----------    ----------   ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....       $     8.42      $   9.70    $    10.44    $    10.31   $    10.39    $   9.94
                                                ----------      --------    ----------    ----------   ----------    --------
Income from investment operations(a):
   Net investment income(b) .............             0.25          0.51          0.49          0.48         0.50        0.53
   Net realized and unrealized gains
      (losses) ..........................             0.64         (1.29)        (0.76)         0.13        (0.08)       0.47
                                                ----------      --------    ----------    ----------   ----------    --------
Total from investment operations ........             0.89         (0.78)        (0.27)         0.61         0.42        1.00
                                                ----------      --------    ----------    ----------   ----------    --------
Less distributions from net investment
   income ...............................            (0.26)        (0.50)        (0.47)        (0.48)       (0.50)      (0.55)
                                                ----------      --------    ----------    ----------   ----------    --------
Redemption fees(c) ......................               --            --(d)         --(d)         --           --(d)       --(d)
                                                ----------      --------    ----------    ----------   ----------    --------
Net asset value, end of period ..........       $     9.05      $   8.42    $     9.70    $    10.44   $    10.31    $  10.39
                                                ==========      ========    ==========    ==========   ==========    ========
Total return(e) .........................            10.70%        (7.91)%       (2.58)%        6.03%        4.13%      10.26%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ................................             0.63%         0.63%         0.62%         0.62%        0.62%       0.64%
Net investment income ...................             5.80%         5.91%         4.87%         4.58%        4.80%       5.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......       $1,038,918      $945,110    $1,204,191    $1,329,255   $1,067,011    $777,960
Portfolio turnover rate .................             6.44%         9.85%        26.43%         3.34%       11.18%       5.43%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                             SIX MONTHS ENDED                     YEAR ENDED MAY 31,
                                            NOVEMBER 30, 2009    ---------------------------------------------------
CLASS B                                        (UNAUDITED)         2009       2008       2007       2006       2005
-------                                     ------------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
    the period)
Net asset value, beginning of period ....         $  8.46        $  9.75    $ 10.49    $ 10.36    $ 10.44    $  9.99
                                                  -------        -------    -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) .............            0.23           0.46       0.43       0.42       0.44       0.48
   Net realized and unrealized gains
      (losses) ..........................            0.65          (1.30)     (0.75)      0.14      (0.08)      0.46
                                                  -------        -------    -------    -------    -------    -------
Total from investment operations ........            0.88          (0.84)     (0.32)      0.56       0.36       0.94
                                                  -------        -------    -------    -------    -------    -------
Less distributions from net investment
   income ...............................           (0.24)         (0.45)     (0.42)     (0.43)     (0.44)     (0.49)
                                                  -------        -------    -------    -------    -------    -------
Redemption fees(c) ......................              --             --(d)      --(d)      --         --(d)      --(d)
                                                  -------        -------    -------    -------    -------    -------
Net asset value, end of period ..........         $  9.10        $  8.46    $  9.75    $ 10.49    $ 10.36    $ 10.44
                                                  =======        =======    =======    =======    =======    =======
Total return(e) .........................           10.49%         (8.47)%    (3.10)%     5.43%      3.54%      9.61%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ................................            1.18%          1.17%      1.17%      1.17%      1.17%      1.19%
Net investment income ...................            5.25%          5.37%      4.32%      4.03%      4.25%      4.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......         $10,577        $12,743    $22,308    $27,246    $29,980    $31,588
Portfolio turnover rate .................            6.44%          9.85%     26.43%      3.34%     11.18%      5.43%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                             SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                            NOVEMBER 30, 2009   -------------------------------------------------------
CLASS C                                        (UNAUDITED)        2009        2008        2007       2006        2005
-------                                     -----------------   --------    --------    --------   --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ....        $   8.46       $   9.75    $  10.48    $  10.35   $  10.43    $   9.97
                                                 --------       --------    --------    --------   --------    --------
Income from investment operations(a):
   Net investment income(b) .............            0.23           0.46        0.43        0.42       0.44        0.48
   Net realized and unrealized gains
      (losses) ..........................            0.65          (1.30)      (0.74)       0.14      (0.08)       0.47
                                                 --------       --------    --------    --------   --------    --------
Total from investment operations ........            0.88          (0.84)      (0.31)       0.56       0.36        0.95
                                                 --------       --------    --------    --------   --------    --------
Less distributions from net investment
   income ...............................           (0.24)         (0.45)      (0.42)      (0.43)     (0.44)      (0.49)
                                                 --------       --------    --------    --------   --------    --------
Redemption fees(c) ......................              --             --(d)       --(d)       --         --(d)       --(d)
                                                 --------       --------    --------    --------   --------    --------
Net asset value, end of period ..........        $   9.10       $   8.46    $   9.75    $  10.48   $  10.35    $  10.43
                                                 ========       ========    ========    ========   ========    ========
Total return(e) .........................           10.48%         (8.47)%     (3.01)%      5.43%      3.54%       9.72%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ................................            1.18%          1.17%       1.17%       1.17%      1.17%       1.19%
Net investment income ...................            5.25%          5.37%       4.32%       4.03%      4.25%       4.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......        $239,268       $212,118    $276,902    $285,410   $190,670    $120,521
Portfolio turnover rate .................            6.44%          9.85%      26.43%       3.34%     11.18%       5.43%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                             SIX MONTHS ENDED        YEAR ENDED MAY 31,
                                            NOVEMBER 30, 2009   -----------------------------
ADVISOR CLASS                                  (UNAUDITED)        2009       2008     2007(a)
-------------                               -----------------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ....        $  8.42        $  9.71    $ 10.45    $ 10.53
                                                 -------        -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .............           0.26           0.51       0.50       0.26
   Net realized and unrealized gains
      (losses) ..........................           0.64          (1.29)     (0.76)     (0.08)
                                                 -------        -------    -------    -------
Total from investment operations ........           0.90          (0.78)     (0.26)      0.18
                                                 -------        -------    -------    -------
Less distributions from net investment
   income ...............................          (0.26)         (0.51)     (0.48)     (0.26)
                                                 -------        -------    -------    -------
Redemption fees(d) ......................             --             --(e)      --(e)      --
                                                 -------        -------    -------    -------
Net asset value, end of period ..........        $  9.06        $  8.42    $  9.71    $ 10.45
                                                 =======        =======    =======    =======
Total return(f) .........................          10.87%         (7.93)%    (2.48)%     1.76%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ................................           0.53%          0.53%      0.52%      0.52%
Net investment income ...................           5.90%          6.01%      4.97%      4.68%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......        $92,617        $68,598    $72,279    $18,156
Portfolio turnover rate .................           6.44%          9.85%     26.43%      3.34%

(a)  For the period November 15, 2006 (effective date) to May 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2009 (UNAUDITED)

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS 97.5%
    CALIFORNIA 94.4%
    ABAG 1915 Act Special Assessment, Windemere Ranch AD 1999-1, Pre-Refunded,
       6.20%, 9/02/20 ....................................................................   $      1,950,000   $     2,185,072
       6.30%, 9/02/25 ....................................................................          2,935,000         3,293,921
    ABAG Finance Authority for Nonprofit Corps. Revenue,
       Elder Care Alliance, California Mortgage Insured, 5.60%, 8/15/34 ..................          4,260,000         4,292,802
       Hamlin School, 5.00%, 8/01/37 .....................................................         10,485,000         8,081,209
       Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/27 ...................          3,500,000         2,941,750
       Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/34 ...................          5,310,000         4,167,235
    Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16 ............................          1,020,000         1,020,071
    Alameda PFA Local Agency Revenue, Special Tax, CFD 1, Series A,
       6.70%, 8/01/12 ....................................................................          2,245,000         2,249,849
       7.00%, 8/01/19 ....................................................................          4,015,000         4,024,435
    Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 5.875%, 9/01/27 ....          5,115,000         4,236,396
    American Canyon Financing Authority Infrastructure Revenue Special Assessment,
       American Canyon Road East,
       5.00%, 9/02/25 ....................................................................          1,305,000         1,081,049
       5.00%, 9/02/30 ....................................................................          2,020,000         1,577,418
       5.10%, 9/02/35 ....................................................................          1,695,000         1,294,929
    Anaheim RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, Series A,
       FSA Insured, 5.00%, 2/01/31 .......................................................          8,500,000         8,455,460
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured,
       zero cpn.,
       8/01/42 ...........................................................................         12,735,000         1,347,108
       8/01/44 ...........................................................................         25,080,000         2,306,106
    Artesia RDA Tax Allocation, Artesia Redevelopment Project Area,
       5.50%, 6/01/42 ....................................................................          6,355,000         5,401,941
       5.70%, 6/01/42 ....................................................................          3,175,000         2,783,110
    Artesia RDA Tax Allocation Special Assessment, Housing Set-Aside, Redevelopment
       Project Area, 7.70%, 6/01/46 ......................................................          3,395,000         3,579,484
    Avenal PFAR, Refunding, 5.00%,
       9/01/30 ...........................................................................          1,325,000         1,092,767
       9/01/36 ...........................................................................            710,000           548,894
    Azusa Special Tax, CFD No. 2005-1, Improvement Area 1, 5.00%,
       9/01/27 ...........................................................................          2,610,000         1,791,217
       9/01/37 ...........................................................................          9,180,000         5,518,373
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/31 ...........................................................................          5,735,000         1,419,814
    Beaumont Financing Authority Local Agency Revenue,
       Series B, 5.35%, 9/01/28 ..........................................................            935,000           804,848
       Series B, 5.40%, 9/01/35 ..........................................................          1,390,000         1,134,657
       Series C, 5.45%, 9/01/27 ..........................................................          6,435,000         5,162,286
       Series C, 5.50%, 9/01/29 ..........................................................            855,000           715,575
       Series C, 5.50%, 9/01/35 ..........................................................          1,035,000           844,508
       Series C, 5.50%, 9/01/35 ..........................................................          3,995,000         3,045,109
    Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
       5.00%, 9/02/25 ....................................................................          3,195,000         2,526,127
       5.125%, 9/02/30 ...................................................................          4,400,000         3,373,128
       5.15%, 9/02/35 ....................................................................          3,450,000         2,568,456


                             Semiannual Report | 27

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%,
       9/01/35 ...........................................................................   $      5,000,000   $     5,012,750
    Cabrillo Community College District GO, Capital Appreciation, Election of 2004,
       Series B, NATL Insured, zero cpn., 8/01/33 ........................................          9,475,000         2,114,630
    California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 ....          9,235,000         9,335,107
    California County Tobacco Securitization Agency Tobacco Settlement Revenue,
       Asset-Backed, Los Angeles County Security, zero cpn. to 12/01/10, 5.70% thereafter,
       6/01/46 ...........................................................................          5,000,000         3,377,250
       Refunding, 5.25%, 6/01/46 .........................................................          5,000,000         3,337,750
    California Educational Facilities Authority Revenue,
       California College of the Arts, Refunding, 5.00%, 6/01/30 .........................          1,800,000         1,347,876
       California College of the Arts, Refunding, 5.00%, 6/01/35 .........................          4,405,000         3,180,762
       College and University Financing Program, 5.00%, 2/01/30 ..........................          5,425,000         3,919,400
       College and University Financing Program, 5.00%, 2/01/37 ..........................          1,150,000           787,762
       College and University Financing Program, Refunding, 5.00%, 2/01/26 ...............          1,000,000           763,960
       Pooled College and University, Series B, Pre-Refunded, 6.625%, 6/01/20 ............            215,000           223,716
       University of Redlands, Series A, 5.125%, 8/01/38 .................................          5,000,000         4,649,150
    California Health Facilities Financing Authority Revenue,
       Asian Community Center, Series A, California Mortgage Insured, 5.00%, 4/01/27 .....          4,850,000         4,659,443
       California-Nevada Methodist, California Mortgage Insured, 5.00%, 7/01/36 ..........          1,575,000         1,364,596
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ..................................          2,500,000         2,508,200
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .................................          3,250,000         3,286,432
       Providence Health and Services, Refunding, Series C, 6.50%, 10/01/33 ..............          4,000,000         4,450,840
       Sutter Health, Series A, 5.25%, 11/15/46 ..........................................         10,000,000         9,530,600
    California Municipal Finance Authority COP,
       5.25%, 2/01/24 ....................................................................          5,000,000         4,658,700
       5.375%, 2/01/29 ...................................................................          7,000,000         6,415,710
       Community Hospitals of Central California, 5.25%, 2/01/27 .........................         15,655,000        14,312,271
       Community Hospitals of Central California, 5.25%, 2/01/46 .........................         17,000,000        14,319,100
    California Municipal Finance Authority Revenue,
(a)    Harbor Regional Center Project, 8.50%, 11/01/39 ...................................          5,000,000         5,002,650
       Kern Regional Center Project, Series A, 7.50%, 5/01/39 ............................          9,000,000         9,508,680
       University Students Cooperative Associates, 5.00%, 4/01/37 ........................          4,000,000         3,169,040
    California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project,
       6.875%, 11/01/27 ..................................................................          5,000,000         5,014,600
    California State GO,
       FGIC Insured, 6.00%, 8/01/19 ......................................................             30,000            30,110
       Various Purpose, 6.00%, 11/01/39 ..................................................         25,000,000        25,390,250
    California State Municipal Finance Authority Revenue,
       Biola University, Refunding, 5.625%, 10/01/23 .....................................          6,000,000         6,166,020
       Biola University, Refunding, 5.80%, 10/01/28 ......................................          7,500,000         7,628,025
       Biola University, Refunding, 5.875%, 10/01/34 .....................................          6,000,000         6,061,980
       Loma Linda University, 5.00%, 4/01/37 .............................................          3,500,000         3,296,160
    California State Public Works Board Lease Revenue, Department of Mental Health,
       Coalinga, Series A, 5.125%, 6/01/29 ...............................................         10,000,000         8,827,400
    California Statewide CDA, COP, Catholic Healthcare West, Pre-Refunded, 6.50%,
       7/01/20 ...........................................................................         12,060,000        12,605,836
    California Statewide CDA Assisted Living Facilities Revenue, Hollenbeck
       Palms/Magnolia, Series A, Radian Insured, 4.50%, 2/01/27 ..........................          2,200,000         1,902,362


                             28 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue,
       Bentley School, Refunding, 6.75%, 7/01/32 .........................................   $      7,980,000   $     7,129,172
       California Baptist University, Refunding, Series A, 5.40%, 11/01/27 ...............          7,440,000         6,064,790
       California Baptist University, Refunding, Series A, 5.50%, 11/01/38 ...............          4,500,000         3,421,215
       Catholic Healthcare West, Series C, 5.625%, 7/01/35 ...............................          5,000,000         5,103,700
       CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32 ..............         10,000,000         9,681,500
       Drew School, Refunding, 5.30%, 10/01/37 ...........................................          4,275,000         3,019,518
       Elder Care Alliance, Series A, Pre-Refunded, 8.00%, 11/15/22 ......................          3,000,000         3,665,970
       Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 ......................          4,000,000         4,929,200
       Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 .......................          9,430,000        10,181,288
       Henry Mayo Newhall Memorial Hospital, Series A, California Mortgage Insured, 5.00%,
          10/01/27 .......................................................................          3,000,000         2,842,110
       Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, 5.20%,
          10/01/37 .......................................................................          7,500,000         6,673,050
       Kaiser Permanente, Series B, 5.25%, 3/01/45 .......................................         52,910,000        49,685,135
       Lancer Educational Student Housing Project, 5.625%, 6/01/33 .......................          3,000,000         2,425,050
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37 ....         12,500,000        10,768,500
       Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38 ....         10,000,000        11,180,700
       Monterey Institute International, 5.50%, 7/01/31 ..................................          8,285,000         8,810,103
       Presidio Hill School, 6.875%, 8/01/32 .............................................          6,085,000         5,472,180
       Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ..............................          4,920,000         5,223,908
       Seven Hills School, 6.50%, 8/01/31 ................................................          5,315,000         4,684,322
(b)    Sonoma County Day School, 6.75%, 1/01/32 ..........................................          5,710,000         4,123,876
       Thomas Jefferson School of Law, Series A, 7.25%, 10/01/38 .........................         10,000,000        10,095,700
       Thomas Jefferson School of Law Project, Pre-Refunded, 7.75%, 10/01/31 .............          4,720,000         5,249,537
       Turning Point, Pre-refunded, 6.50%, 11/01/31 ......................................          6,130,000         6,408,976
       ValleyCare Health System, Refunding, Series A, 5.00%, 7/15/22 .....................          1,000,000           909,020
       ValleyCare Health System, Refunding, Series A, 5.125%, 7/15/31 ....................          5,850,000         5,019,358
    California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/29 .....          5,000,000         4,287,900
    Camarillo PFA Wastewater Revenue, AMBAC Insured, 5.00%, 6/01/36 ......................          1,210,000         1,195,988
    Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34 ............          1,120,000           919,139
    Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02,
       5.00%, 9/02/30 ....................................................................          1,175,000           958,377
       5.05%, 9/02/35 ....................................................................          1,305,000         1,023,799
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds,
       Series C, AMBAC Insured, zero cpn.,
       8/01/44 ...........................................................................         32,750,000         3,098,477
       8/01/46 ...........................................................................         35,370,000         2,849,053
    Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured,
       zero cpn.,
       8/01/47 ...........................................................................          9,450,000           753,260
    Chino CFD Special Tax,
       No. 03-1, 5.875%, 9/01/33 .........................................................          1,250,000         1,121,313
       No. 03-3, Improvement Area 1, 5.70%, 9/01/29 ......................................          1,215,000         1,086,538
       No. 03-3, Improvement Area 1, 5.75%, 9/01/34 ......................................          1,420,000         1,205,126
    Chula Vista Special Tax,
       CFD No. 01-1, Improvement Area B, San Miguel Ranch, 5.45%, 9/01/36 ................          2,170,000         1,747,870
       CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/30 .................................          2,090,000         1,443,500
       CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/36 .................................          3,630,000         2,380,445


                             Semiannual Report | 29

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured,
       zero cpn.,
       8/01/27 ...........................................................................   $      7,500,000   $     2,732,250
       8/01/28 ...........................................................................          5,000,000         1,692,450
    Compton Community College District GO, Election of 2002, Series B,
       6.625%, 8/01/27 ...................................................................          3,085,000         3,247,610
       6.75%, 8/01/34 ....................................................................          4,000,000         4,076,200
    Compton USD, GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31 ...........          5,000,000         4,753,550
    Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%,
       9/01/32 ...........................................................................          1,890,000         1,759,987
    Corona CFD No. 2003-2 Special Tax, Highlands Collection,
       5.15%, 9/01/34 ....................................................................          2,810,000         2,177,919
       5.20%, 9/01/34 ....................................................................          1,000,000           785,700
    Corona-Norco USD, PFA Special Tax Revenue, Series B, 5.00%,
       9/01/26 ...........................................................................          1,760,000         1,303,438
       9/01/36 ...........................................................................          2,000,000         1,353,120
    Corona-Norco USD Special Tax,
       CFD No. 04-1, 5.00%, 9/01/24 ......................................................          1,540,000         1,248,386
       CFD No. 04-1, 5.20%, 9/01/36 ......................................................          2,000,000         1,497,740
       Series A, 5.35%, 9/01/26 ..........................................................          1,005,000           803,186
       Series A, 5.40%, 9/01/36 ..........................................................          2,530,000         1,899,246
    Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
       9/02/33 ...........................................................................          5,395,000         4,848,217
    Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan
       Mobile, sub. bond, Refunding, Series B, 5.85%, 12/15/47 ...........................          5,140,000         4,230,220
    Del Mar Race Track Authority Revenue, 5.00%, 8/15/25 .................................          3,165,000         3,002,889
    Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM,
       zero cpn., 12/01/28 ...............................................................         30,795,000        12,230,234
    Eastern California Municipal Water District CFD No. 2003-15, Special Tax, Morgan
       Valley, Series A, 5.20%, 9/01/37 ..................................................          2,000,000         1,484,360
    El Dorado County Special Tax,
       CFD No. 1992-1, 6.125%, 9/01/16 ...................................................          4,735,000         4,664,022
       CFD No. 2001-1, 5.35%, 9/01/35 ....................................................          1,900,000         1,409,515
       CFD No. 2005-1, 5.00%, 9/01/21 ....................................................          1,000,000           732,200
       CFD No. 2005-1, 5.15%, 9/01/25 ....................................................          2,075,000         1,411,685
       CFD No. 2005-1, 5.25%, 9/01/35 ....................................................          6,705,000         3,884,274
    El Monte Water Authority Revenue, Refunding, AMBAC Insured, 5.00%,
       9/01/31 ...........................................................................          4,300,000         4,314,319
       9/01/36 ...........................................................................          3,855,000         3,700,993
    El Rancho USD, GO, Capital Appreciation, Election of 2003, FGIC Insured, zero cpn.,
       8/01/29 ...........................................................................          2,400,000           718,392
    Escondido Revenue COP, Series A, FGIC Insured,
       6.00%, 9/01/31 ....................................................................            770,000           785,523
       Pre-Refunded, 6.00%, 9/01/31 ......................................................            865,000           910,058
    Escondido Special Tax, CFD No. 01, Eureka,
       5.10%, 9/01/26 ....................................................................            695,000           538,993
       5.15%, 9/01/36 ....................................................................          1,400,000         1,014,874
    Fairfield CFD Special Tax, No. 3, North Cordelia General Improvements, 6.00%,
       9/01/32 ...........................................................................          1,200,000         1,207,980
       9/01/37 ...........................................................................          5,810,000         5,809,361


                             30 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Fontana Special Tax, CFD No. 37, 5.00%, 9/01/30 ......................................   $      1,000,000   $       743,990
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
       zero cpn.,
       1/15/26 ...........................................................................         38,720,000        13,199,648
       1/15/30 ...........................................................................          4,000,000           994,440
       1/15/31 ...........................................................................         85,780,000        19,658,203
    Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%,
       7/01/24 ...........................................................................          6,140,000         6,146,263
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ...................................         24,500,000        17,646,125
       Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42 ............................            750,000           914,828
       Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ...........................          6,400,000         7,801,088
       Capital Appreciation, Asset-Backed, Refunding, Series C, second sub., zero cpn.,
          6/01/47 ........................................................................         50,000,000         1,460,000
       Enhanced, Asset-Backed, Series A, FSA Insured, 5.00%, 6/01/35 .....................         10,000,000         9,397,000
    Hanford Joint UHSD, GO, Capital Appreciation, Election of 2004, Series B, FSA Insured,
       zero cpn.,
       8/01/32 ...........................................................................          3,635,000           777,999
       8/01/33 ...........................................................................          3,705,000           730,737
       8/01/35 ...........................................................................          4,120,000           691,048
    Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 .........          5,000,000         4,697,000
(b) Imperial County Special Tax, CFD No. 98-1,
       6.45%, 9/01/17 ....................................................................          1,670,000         1,553,334
       6.50%, 9/01/31 ....................................................................          5,705,000         4,928,093
    Indio 1915 Act GO,
       AD No. 1999-1, 7.125%, 9/02/20 ....................................................          1,725,000         1,732,711
       AD No. 2001-1, 6.50%, 9/02/26 .....................................................          3,975,000         3,810,395
    Indio CFD Special Tax,
       5.00%, 9/01/25 ....................................................................          4,000,000         3,032,800
       5.10%, 9/01/30 ....................................................................          1,275,000           923,738
       No. 04-3, Terra Lago, Improvement Area 1, 5.15%, 9/01/35 ..........................          1,275,000           890,345
    Irvine 1915 Act Special Assessment, Limited Obligation,
       AD No. 00-18, Group Five, 5.00%, 9/02/26 ..........................................          1,275,000         1,110,857
       AD No. 00-18, Group Five, Refunding, 5.00%, 9/02/29 ...............................          2,000,000         1,700,340
       AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/25 ...............................          1,500,000         1,328,820
       AD No. 03-19, Group Four, 5.00%, 9/02/29 ..........................................          1,500,000         1,273,755
       AD No. 03-19, Group Three, 5.00%, 9/02/29 .........................................          1,110,000           937,062
       AD No. 04-20, Group One, 5.00%, 9/02/25 ...........................................          2,740,000         2,424,763
       AD No. 04-20, Group One, 5.00%, 9/02/30 ...........................................         10,975,000         9,334,567
    Irvine Special Tax, CFD No. 2005-2, 5.25%, 9/01/36 ...................................          2,000,000         1,643,360
    Jurupa Community Services District Special Tax,
       CFD No. 7, Series A, 5.10%, 9/01/28 ...............................................          2,695,000         2,235,745
       CFD No. 7, Series A, 5.15%, 9/01/35 ...............................................          3,690,000         2,891,189
       CFD No. 11, Series A, 5.00%, 9/01/25 ..............................................          1,930,000         1,647,101
       CFD No. 11, Series A, 5.05%, 9/01/30 ..............................................          2,495,000         1,991,883
       CFD No. 11, Series A, 5.10%, 9/01/35 ..............................................          2,065,000         1,605,703
       CFD No. 12, Series A, 5.10%, 9/01/29 ..............................................          2,000,000         1,618,440
       CFD No. 12, Series A, 5.15%, 9/01/35 ..............................................          3,000,000         2,368,500
       CFD No. 17, Series A, 5.125%, 9/01/25 .............................................          1,350,000         1,205,307


                             Semiannual Report | 31

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Jurupa Community Services District Special Tax, (continued)
       CFD No. 17, Series A, 5.20%, 9/01/36 ..............................................   $      2,825,000   $     2,358,705
       CFD No. 18, Eastvale, Series A, 5.00%, 9/01/26 ....................................          1,295,000         1,086,764
       CFD No. 18, Eastvale, Series A, 5.00%, 9/01/36 ....................................          2,400,000         1,829,976
       CFD No. 19, Eastvale, 5.00%, 9/01/27 ..............................................          1,500,000         1,236,090
       CFD No. 19, Eastvale, 5.00%, 9/01/36 ..............................................          1,500,000         1,129,155
       CFD No. 30, Series A, 5.60%, 9/01/37 ..............................................          1,000,000           822,210
    Lafayette RDA Tax Allocation, 5.75%, 8/01/32 .........................................          1,000,000           950,180
    Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
       7.00%, 9/02/30 ....................................................................          8,035,000         7,973,050
    Lake Elsinore Special Tax,
       CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%, 9/01/24 ........          1,035,000           971,679
       CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%, 9/01/34 ........          2,200,000         1,904,496
       CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.10%, 9/01/22 ............            750,000           686,633
       CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.15%, 9/01/25 ............            635,000           555,765
       CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/30 ............          1,195,000           995,148
       CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/35 ............          1,225,000           945,614
       CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%, 9/01/26 ..            915,000           773,111
       CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%, 9/01/37 ..          2,800,000         2,128,952
       CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%, 9/01/36 ......          5,695,000         4,165,266
       CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36 .................................          2,020,000         1,577,115
    Lake Elsinore USD, CFD No. 2001-1 Special Tax, Pre-Refunded, 6.30%, 9/01/33 ..........          4,400,000         4,929,056
    Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos.
       5 and 6, Refunding,
       5.40%, 2/01/29 ....................................................................            500,000           474,235
       5.60%, 2/01/34 ....................................................................          1,250,000         1,151,613
    Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.875%,
       8/01/34 ...........................................................................          2,000,000         2,120,660
       8/01/39 ...........................................................................          2,000,000         2,105,700
    Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
       6.50%, 9/01/24 ....................................................................          1,000,000           949,930
       5.25%, 9/01/28 ....................................................................          1,750,000         1,421,787
       5.30%, 9/01/35 ....................................................................          3,300,000         2,532,024
    Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 ..............          3,000,000         2,530,770
    Lincoln CFD No. 2003-1 Special Tax, Pre-Refunded,
       5.90%, 9/01/24 ....................................................................          1,780,000         2,120,888
       5.95%, 9/01/28 ....................................................................          4,450,000         5,310,363
       6.00%, 9/01/34 ....................................................................          3,520,000         4,206,963
    Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34 ........................          3,410,000         2,480,775
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
       12/01/21 ..........................................................................          7,500,000         6,853,125
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
       5.00%, 11/15/29 ...................................................................          9,630,000         8,464,674
       5.50%, 11/15/37 ...................................................................         25,000,000        22,727,250
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
       District No. 14, Refunding, Sub Series B, FGIC Insured, 5.00%, 10/01/28 ...........          6,120,000         6,184,260
(b) Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ..............................            600,000           540,606


                             32 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Lynwood PFA Lease Revenue,
       6.25%, 9/01/22 ....................................................................   $      1,080,000   $     1,092,895
       6.30%, 9/01/29 ....................................................................          2,680,000         2,691,068
    Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .....................          1,000,000         1,000,200
    M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39 ........................          7,500,000         7,679,850
    Menifee USD Special Tax, CFD No. 2002-2,
       6.05%, 9/01/26 ....................................................................            990,000           888,089
       6.10%, 9/01/34 ....................................................................          3,675,000         3,300,003
    Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36 ............          2,400,000         1,378,560
    Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, 6.50%,
       9/01/39 ...........................................................................          6,250,000         6,368,812
    Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,
       5.25%, 9/01/26 ....................................................................          1,795,000         1,480,139
       5.30%, 9/01/38 ....................................................................          4,020,000         2,971,222
    Moreland School District GO, Election of 2002, Series D, FGIC Insured, zero cpn.,
       8/01/30 ...........................................................................          3,400,000         1,004,360
       8/01/31 ...........................................................................          2,000,000           551,120
       8/01/32 ...........................................................................          4,405,000         1,128,693
       8/01/34 ...........................................................................          4,405,000         1,256,482
       8/01/37 ...........................................................................          5,700,000         1,372,389
    Moreno Valley USD Special Tax,
       CFD No. 2004-6, 5.00%, 9/01/22 ....................................................          2,105,000         1,742,708
       CFD No. 2004-6, 5.10%, 9/01/28 ....................................................          2,000,000         1,532,360
       CFD No. 2004-6, 5.20%, 9/01/36 ....................................................          5,000,000         3,548,050
       CFD No. 2005-2, 5.00%, 9/01/36 ....................................................            815,000           592,880
    Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 .......................          4,100,000         3,863,881
    Murrieta CFD No. 2000-2 Special Tax, The Oaks,
       Improvement Area A, 5.90%, 9/01/27 ................................................          2,000,000         1,695,520
       Improvement Area A, 6.00%, 9/01/34 ................................................          3,570,000         2,926,400
       Improvement Area B, 6.00%, 9/01/27 ................................................          1,285,000         1,194,973
       Improvement Area B, 6.00%, 9/01/34 ................................................          1,000,000           875,510
       Improvement Area B, 6.00%, 9/01/34 ................................................          2,800,000         2,450,224
    Murrieta CFD No. 2001-1 Special Tax, Bluestone, Improvement Area A, 6.20%,
       9/01/25 ...........................................................................          2,105,000         1,809,942
    Murrieta CFD No. 2003-2 Special Tax, Blackmore Ranch, 6.10%, 9/01/34 .................          2,000,000         1,787,520
    Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34 ......................            700,000           602,084
    Napa Valley Community College District GO, Election of 2002, Series C, NATL Insured,
       zero cpn.,
       8/01/33 ...........................................................................         13,130,000         2,582,408
       8/01/34 ...........................................................................         13,380,000         2,450,815
    Norco Special Tax,
       CFD No. 02-1, 6.50%, 3/01/33 ......................................................          1,395,000         1,338,433
       CFD No. 97-1, Pre-Refunded, 7.10%, 10/01/30 .......................................          2,640,000         2,835,149
    North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31 ......................          4,300,000         3,821,238
    Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, 5.50%, 9/01/34 ........          3,175,000         2,602,262
    Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1,
       5.00%, 9/02/28 ....................................................................          3,000,000         2,565,330
       5.10%, 9/02/33 ....................................................................          2,000,000         1,648,700


                             Semiannual Report | 33

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Oxnard Harbor District Revenue,
       Series A, 5.75%, 8/01/20 ..........................................................   $      1,110,000   $     1,063,735
       Series B, 6.00%, 8/01/24 ..........................................................          6,000,000         6,214,320
    Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35 .............................          5,000,000         3,780,250
    Palomar Pomerado Health Care District COP, 6.75%, 11/01/39 ...........................         10,000,000         9,773,300
    Perris CFD No. 05-2 Special Tax, Harmony Grove, Series A,
       5.00%, 9/01/21 ....................................................................          1,130,000           954,952
       5.20%, 9/01/24 ....................................................................          1,505,000         1,249,662
       5.25%, 9/01/29 ....................................................................          3,585,000         2,895,784
       5.30%, 9/01/35 ....................................................................          4,200,000         3,323,796
    Perris CFD No. 2001-1 Special Tax,
       Improvement Area No. 4, May Farms, Series A, 5.00%, 9/01/25 .......................          1,415,000         1,107,634
       Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30 .......................            865,000           660,851
       Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35 .......................          1,075,000           804,272
       Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/26 .......................            575,000           454,411
       Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/37 .......................          1,580,000         1,131,343
    Perris CFD No. 2002-1 Special Tax, Series A,
       6.375%, 9/01/23 ...................................................................          1,415,000         1,376,399
       6.50%, 9/01/29 ....................................................................          1,970,000         1,887,496
       6.50%, 9/01/33 ....................................................................          2,035,000         1,931,235
    Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35 ..          1,370,000         1,049,886
    Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 ............................          2,955,000         2,637,958
    Perris PFAR Tax Allocation,
       5.30%, 10/01/26 ...................................................................          2,000,000         1,723,380
       5.35%, 10/01/36 ...................................................................          4,010,000         3,273,523
    Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 ............          7,250,000         6,661,300
    Pomona USD, GO, Election of 2008, Series A, Assured Guaranty, 5.25%, 8/01/33 .........          3,500,000         3,485,650
    Poway USD Special Tax,
       CFD No. 6, 4S Ranch, 5.125%, 9/01/35 ..............................................          6,000,000         4,981,200
       CFD No. 6, Improvement Area B, 5.125%, 9/01/36 ....................................          5,035,000         4,064,604
       CFD No. 14, Area A, 5.125%, 9/01/26 ...............................................          1,770,000         1,409,893
       CFD No. 14, Area A, 5.25%, 9/01/36 ................................................          5,225,000         3,851,974
       CFD No. 14, Del Sur, 5.125%, 9/01/26 ..............................................          2,200,000         1,752,410
    Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
       5.25%, 9/01/25 ....................................................................          2,235,000         1,980,098
       5.375%, 9/01/30 ...................................................................          1,650,000         1,308,566
       5.375%, 9/01/37 ...................................................................          7,130,000         5,675,694
       5.50%, 9/01/37 ....................................................................          2,635,000         2,162,017
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
       Series A, 5.00%, 7/01/47 ..........................................................          5,000,000         4,438,050
    Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding, Series A,
       AMBAC Insured, 5.00%, 9/02/30 .....................................................          1,085,000         1,038,974
    Rio Elementary School District Special Tax, CFD No. 1, 5.20%, 9/01/35 ................          5,000,000         3,539,800
    Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,
       8/01/38 ...........................................................................          6,690,000         1,130,677
       8/01/43 ...........................................................................          8,750,000         1,070,475
    Riverside County Special Tax, CFD No. 87-5, senior lien, Refunding, Series A, 7.00%,
       9/01/13 ...........................................................................          4,160,000         4,206,218


                             34 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Riverside USD Special Tax,
       CFD No. 13, Improvement Area 1, 5.375%, 9/01/34 ...................................   $      2,320,000   $     1,802,988
       CFD No. 14, Series A, 5.40%, 9/01/26 ..............................................          1,010,000           834,624
       CFD No. 14, Series A, 5.45%, 9/01/35 ..............................................          2,060,000         1,681,207
       CFD No. 15, Improvement Area 1, 5.45%, 9/01/25 ....................................          2,970,000         2,622,421
       CFD No. 15, Improvement Area 1, 5.55%, 9/01/30 ....................................          2,390,000         2,031,930
       CFD No. 15, Improvement Area 1, 5.60%, 9/01/34 ....................................          2,000,000         1,658,440
       CFD No. 15, Series A, 5.15%, 9/01/25 ..............................................          1,730,000         1,492,557
       CFD No. 15, Series A, 5.25%, 9/01/30 ..............................................          1,230,000         1,037,579
       CFD No. 15, Series A, 5.25%, 9/01/35 ..............................................          1,500,000         1,237,890
       CFD No. 17, Aldea, 5.125%, 9/01/35 ................................................          1,425,000         1,130,809
       CFD No. 18, 5.00%, 9/01/25 ........................................................            505,000           409,914
       CFD No. 18, 5.00%, 9/01/34 ........................................................          1,125,000           878,434
       CFD No. 22, 5.25%, 9/01/35 ........................................................          1,535,000         1,214,830
    Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%,
       9/01/29 ...........................................................................          2,630,000         2,726,495
    Romoland School District Special Tax, CFD 1,
       Improvement Area 1, 5.45%, 9/01/38 ................................................          3,215,000         2,463,076
       Improvement Area 2, 5.375%, 9/01/38 ...............................................          3,080,000         2,193,299
    Roseville Special Tax, CFD No. 1,
       Fiddyment Ranch, 5.00%, 9/01/17 ...................................................          1,495,000         1,411,295
       Fiddyment Ranch, 5.00%, 9/01/19 ...................................................            980,000           897,533
       Fiddyment Ranch, 5.125%, 9/01/21 ..................................................            980,000           884,587
       Fiddyment Ranch, 5.00%, 9/01/24 ...................................................          1,010,000           838,169
       Fiddyment Ranch, 5.00%, 9/01/25 ...................................................          1,020,000           857,167
       Fiddyment Ranch, 5.125%, 9/01/26 ..................................................          4,945,000         4,167,646
       Fiddyment Ranch, 5.25%, 9/01/36 ...................................................          7,880,000         6,074,377
       Longmeadow, 5.00%, 9/01/36 ........................................................          2,370,000         1,709,031
       Stone Point, 6.375%, 9/01/24 ......................................................          1,750,000         1,662,552
       Stone Point, 6.375%, 9/01/28 ......................................................          2,500,000         2,241,400
       Stoneridge, Pre-Refunded, 6.20%, 9/01/21 ..........................................          1,250,000         1,394,613
       Stoneridge, Pre-Refunded, 6.30%, 9/01/31 ..........................................          1,500,000         1,676,130
       Westpark, 5.15%, 9/01/30 ..........................................................          5,500,000         4,240,720
       Westpark, 5.20%, 9/01/36 ..........................................................          4,500,000         3,369,915
    Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
       5.20%, 9/01/26 ....................................................................          1,000,000           856,570
       5.25%, 9/01/37 ....................................................................          1,600,000         1,202,864
    Sacramento County Airport System Revenue, Senior Series B, FSA Insured, 5.25%,
       7/01/39 ...........................................................................         10,000,000         9,252,500
    Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 ..................          1,575,000         1,558,100
    Sacramento Special Tax, North Natomas CFD No. 97-01, Refunding,
       5.00%, 9/01/29 ....................................................................          1,180,000           983,436
       5.10%, 9/01/35 ....................................................................          1,515,000         1,191,578
    San Diego RDA Tax Allocation, Capital Appreciation,
       Refunding, Series B, zero cpn., 9/01/10 ...........................................            825,000           792,916
       Refunding, Series B, zero cpn., 9/01/15 ...........................................          6,810,000         4,760,735
       Refunding, Series B, zero cpn., 9/01/16 ...........................................          1,500,000           973,740
       Refunding, Series B, zero cpn., 9/01/19 ...........................................          1,800,000           940,824


                             Semiannual Report | 35

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Diego RDA Tax Allocation, Capital Appreciation, (continued)
       Refunding, Series B, zero cpn., 9/01/20 ...........................................   $      1,800,000   $       869,328
       Refunding, Series B, zero cpn., 9/01/21 ...........................................          1,800,000           801,396
       Refunding, Series B, zero cpn., 9/01/22 ...........................................          1,900,000           789,602
       Refunding, Series B, zero cpn., 9/01/23 ...........................................          1,900,000           733,115
       Refunding, Series B, zero cpn., 9/01/24 ...........................................          1,900,000           666,748
       Series B, zero cpn., 9/01/25 ......................................................          1,900,000           613,529
       Series B, zero cpn., 9/01/26 ......................................................          1,900,000           566,428
       Series B, zero cpn., 9/01/27 ......................................................          1,900,000           520,657
       Series B, zero cpn., 9/01/28 ......................................................          1,900,000           477,945
    San Diego USD, GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to
       7/01/19, 6.00% thereafter, 7/01/33 ................................................         10,000,000         5,769,900
    San Francisco City and County Redevelopment Financing Authority Tax Allocation
       Revenue, Mission Bay South Redevelopment, Series D, 6.625%, 8/01/39 ...............          2,265,000         2,347,265
    San Joaquin County Public Facilities Financing Corp. Revenue COP, Wastewater
       Conveyance Project, 6.00%, 8/01/37 ................................................          1,000,000           783,890
    San Joaquin Delta Community College District GO, Election of 2004, Capital
       Appreciation, Series B, FSA Insured, zero cpn., 8/01/30 ...........................          3,900,000         1,056,939
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 .........................          4,500,000         4,550,715
       Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 .........................          3,000,000         3,002,850
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 .........................         24,750,000        24,548,040
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26 .......         19,475,000         5,251,239
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32 .......         50,225,000         7,556,853
       junior lien, ETM, zero cpn., 1/01/28 ..............................................         19,150,000         8,581,306
       Refunding, Series A, 5.50%, 1/15/28 ...............................................          3,645,000         3,324,969
       senior lien, 5.00%, 1/01/33 .......................................................         27,840,000        24,669,859
    San Marcos Public Facilities Authority Special Tax Revenue,
       Refunding, Series A, 5.65%, 9/01/36 ...............................................          5,180,000         4,079,923
       Series A, 5.05%, 9/01/38 ..........................................................          3,250,000         2,532,270
    San Marcos RDA Tax Allocation, Affordable Housing Project, Series A,
       5.65%, 10/01/28 ...................................................................          2,000,000         2,002,060
    Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29 ................................          2,650,000         2,863,987
    Saugus USD, CFD No. 2005-4 Special Tax, 5.30%, 9/01/36 ...............................          2,000,000         1,411,920
    Sierra View Local Health Care District Revenue, 5.25%, 7/01/32 .......................          3,000,000         2,743,320
    Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24 .........          2,220,000         2,244,931
    Southern California Public Power Authority Transmission Project Revenue, Southern
       Transmission Project, 6.125%, 7/01/18 .............................................             50,000            50,015
    Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
       6.20%, 9/02/23 ....................................................................          2,955,000         2,943,860
       6.30%, 9/02/33 ....................................................................          3,390,000         3,172,362
    Stockton PFA Lease Revenue, Capital Improvement Projects, Series A, 7.00%, 9/01/38 ...          7,000,000         7,102,550
    Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.25%, 9/01/25 ..          3,500,000         4,077,850
    Tehachapi RDA Tax Allocation, Tehachapi Redevelopment Project, Radian Insured, 5.25%,
       12/01/37 ..........................................................................          1,500,000         1,254,630
    Temecula RDA Tax Allocation Revenue, sub. lien, Escrow, Redevelopment Project No. 1,
       5.625%, 12/15/38 ..................................................................          2,000,000         1,630,920
    Temecula Valley USD, CFD No. 2005-1 Special Tax, 5.00%, 9/01/36 ......................          1,000,000           725,640


                             36 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                            ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
       Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27 ....................   $      1,250,000   $     1,119,563
       Series A-1, 5.375%, 6/01/38 .......................................................          5,000,000         3,852,400
       Series A-1, 5.50%, 6/01/45 ........................................................          2,000,000         1,396,340
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
       Asset-Backed Bonds, Second Sub Series, zero cpn., 6/01/46 .........................         25,000,000           686,000
    Truckee-Donner PUD Special Tax, CFD No. 04-1,
       5.75%, 9/01/29 ....................................................................          2,975,000         2,471,957
       5.80%, 9/01/35 ....................................................................          4,630,000         3,809,842
    Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
       5.20%, 9/01/25 ....................................................................          3,000,000         2,452,170
       5.25%, 9/01/30 ....................................................................          5,050,000         3,938,242
       5.30%, 9/01/35 ....................................................................          7,395,000         5,660,133
    Tustin CFD No. 07-01 Special Tax, Tustin Legacy, 6.00%, 9/01/37 ......................          2,100,000         1,874,628
    Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A,
       5.90%, 9/01/24 ....................................................................          2,380,000         2,192,623
       6.00%, 9/01/34 ....................................................................          2,000,000         1,798,440
    Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31 ..          4,575,000         4,430,476
    Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary
       District, Limited Obligation,
       5.00%, 9/02/25 ....................................................................          1,060,000           829,726
       5.20%, 9/02/30 ....................................................................          1,370,000         1,061,134
    West Kern Community College District GO, Capital Appreciation, Election of 2004,
       Series B, XLCA Insured, zero cpn.,
       11/01/25 ..........................................................................          2,435,000           905,406
       11/01/26 ..........................................................................          2,480,000           845,085
       11/01/27 ..........................................................................          1,400,000           439,348
       11/01/28 ..........................................................................          1,445,000           420,278
       11/01/29 ..........................................................................          1,485,000           400,653
       11/01/30 ..........................................................................          2,650,000           655,292
       11/01/31 ..........................................................................          2,695,000           618,125
    West Sacramento Special Tax,
       CFD No. 16, Pre-Refunded, 5.90%, 9/01/23 ..........................................          1,000,000         1,108,630
       CFD No. 20, 5.125%, 9/01/25 .......................................................            500,000           410,935
       CFD No. 20, 5.30%, 9/01/35 ........................................................          1,740,000         1,370,163
    Westside USD, CFD No. 2005-3 Special Tax, 5.00%,
       9/01/26 ...........................................................................            700,000           534,044
       9/01/36 ...........................................................................          2,080,000         1,475,864
    William S. Hart UHSD, CFD No. 2005-1 Special Tax, 5.30%, 9/01/36 .....................          2,500,000         1,763,650
    Woodland Special Tax, CFD No. 1,
       6.00%, 9/01/28 ....................................................................          5,000,000         4,273,650
       6.25%, 9/01/34 ....................................................................          6,615,000         5,703,718
    Yuba Community College District GO, Capital Appreciation, Election of 2006, Series B,
       AMBAC Insured, zero cpn.,
       8/01/42 ...........................................................................         10,090,000           973,080
       8/01/43 ...........................................................................         10,540,000           945,333
       8/01/44 ...........................................................................         11,010,000           918,014


                             Semiannual Report | 37

Franklin Municipal Securities Trust

     FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            PRINCIPAL AMOUNT        VALUE
     ---------------------------------------------                                            ----------------   ---------------
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
        5.50%, 6/01/28 ....................................................................   $      2,110,000   $     2,034,124
        5.75%, 6/01/38 ....................................................................          5,485,000         5,087,886
                                                                                                                 ---------------
                                                                                                                   1,305,146,251
                                                                                                                 ---------------
     U.S. TERRITORIES 3.1%
     GUAM 1.2%
     Guam Government GO,
        Refunding, Series A, 5.00%, 11/15/23 ..............................................          7,245,000         6,478,189
        Refunding, Series A, 5.25%, 11/15/37 ..............................................          6,500,000         5,316,025
        Series A, 7.00%, 11/15/39 .........................................................          5,000,000         5,092,900
                                                                                                                 ---------------
                                                                                                                      16,887,114
                                                                                                                 ---------------
     NORTHERN MARIANA ISLANDS 0.1%
     Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
        6.60%, 3/15/28 ....................................................................          1,655,000         1,565,680
                                                                                                                 ---------------
     PUERTO RICO 1.8%
     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
        6.00%, 7/01/44 ....................................................................          5,000,000         5,120,800
     Puerto Rico Commonwealth GO,
        Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ...........................         10,000,000         9,661,100
        Series A, 5.00%, 7/01/24 ..........................................................         10,150,000         9,584,339
                                                                                                                 ---------------
                                                                                                                      24,366,239
                                                                                                                 ---------------
     TOTAL U.S. TERRITORIES ...............................................................                           42,819,033
                                                                                                                 ---------------
     TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
        (COST $1,491,089,765) .............................................................                        1,347,965,284
                                                                                                                 ---------------
     SHORT TERM INVESTMENTS 1.5%
     MUNICIPAL BONDS 1.5%
     CALIFORNIA 1.5%
(c)  California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series C, Daily VRDN
        and Put, 0.20%, 11/01/26 ..........................................................          4,700,000         4,700,000
(c)  California State Department of Water Resources Power Supply Revenue, Refunding,
        Series F, Sub Series F-4, Daily VRDN and Put, 0.19%, 5/01/22 ......................          5,105,000         5,105,000
     California State Revenue, RAN, Sub Series A-1, 3.00%, 5/25/10 ........................         10,000,000        10,074,000
(c)  Irvine 1915 Act Special Assessment, Limited Obligation, AD No. 93-14, Daily VRDN and
        Put, 0.21%, 9/02/25 ...............................................................            200,000           200,000
                                                                                                                 ---------------
     TOTAL SHORT TERM INVESTMENTS (COST $20,088,637) ......................................                           20,079,000
                                                                                                                 ---------------
     TOTAL INVESTMENTS (COST $1,511,178,402) 99.0% ........................................                        1,368,044,284
     OTHER ASSETS, LESS LIABILITIES 1.0% ..................................................                           13,335,236
                                                                                                                 ---------------
     NET ASSETS 100.0% ....................................................................                      $ 1,381,379,520
                                                                                                                 ===============


                             38 | Semiannual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

See Abbreviations on page 57.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At November 30, 2009, the aggregate value of these securities was $11,145,909, representing 0.81% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 39

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                    SIX MONTHS ENDED                       YEAR ENDED MAY 31,
                                                   NOVEMBER 30, 2009   ----------------------------------------------------------
CLASS A                                               (UNAUDITED)        2009       2008          2007        2006         2005
-------                                            -----------------   --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $  10.99        $  11.04   $  11.18     $  11.18     $  11.48     $  11.04
                                                       --------        --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b).....................           0.22            0.45       0.45         0.46         0.47         0.48
   Net realized and unrealized gains (losses) ..           0.22           (0.04)     (0.14)          --(c)     (0.30)        0.44
                                                       --------        --------   --------     --------     --------     --------
Total from investment operations ...............           0.44            0.41       0.31         0.46         0.17         0.92
                                                       --------        --------   --------     --------     --------     --------
Less distributions from net investment income ..          (0.23)          (0.46)     (0.45)       (0.46)       (0.47)       (0.48)
                                                       --------        --------   --------     --------     --------     --------
Redemption fees(d) .............................             --              --         --(c)        --(c)        --(c)        --(c)
                                                       --------        --------   --------     --------     --------     --------
Net asset value, end of period .................       $  11.20        $  10.99   $  11.04     $  11.18     $  11.18     $  11.48
                                                       ========        ========   ========     ========     ========     ========
Total return(e) ................................           4.02%           3.90%      2.80%        4.15%        1.54%        8.50%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ...............................           0.72%           0.74%      0.75%        0.75%        0.77%        0.79%
Expenses net of waiver and payments
   by affiliates ...............................           0.70%           0.70%      0.70%        0.70%        0.70%        0.70%
Net investment income ..........................           4.02%           4.25%      4.08%        4.06%        4.15%        4.24%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $262,043        $225,895   $199,415     $167,215     $146,005     $121,645
Portfolio turnover rate ........................           4.46%          11.12%     11.48%       10.25%        2.47%        8.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             40 | Semiannual Report

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2009 (UNAUDITED)

    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   ---------------
    MUNICIPAL BONDS 97.2%
    TENNESSEE 87.3%
    Blount County PBA, GO, Local Government Public Improvement, Series B-15-A,
       Assured Guaranty, 5.00%,
       6/01/28 ...........................................................................   $      1,100,000   $     1,171,225
       6/01/32 ...........................................................................          2,565,000         2,663,881
    Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29 ......................          1,075,000         1,117,312
    Chattanooga Electric Revenue, Series A, 5.00%, 9/01/33 ...............................          7,000,000         7,302,050
    Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health
       Initiatives, Series D, 6.25%, 10/01/33 ............................................            500,000           537,475
    Chattanooga-Hamilton County Hospital Authority Hospital Revenue, Erlanger Medical
       Center, Refunding, FSA Insured, 5.00%, 10/01/22 ...................................          3,250,000         3,295,142
    Clarksville Electric System Revenue, XLCA Insured, 5.00%,
       9/01/23 ...........................................................................          2,325,000         2,468,848
       9/01/32 ...........................................................................          4,000,000         4,050,960
    Clarksville Water Sewer and Gas Revenue,
       Improvement, FSA Insured, Pre-Refunded, 5.00%, 2/01/22 ............................          1,210,000         1,274,699
       Refunding and Improvement, FSA Insured, 5.00%, 2/01/22 ............................            790,000           803,786
    Franklin County Health and Educational Facilities Board Revenue, University South
       Project, AMBAC Insured, 5.00%, 9/01/24 ............................................          2,000,000         2,133,340
    Gallatin Water and Sewer Revenue, Assured Guaranty, 5.00%, 1/01/33 ...................          2,215,000         2,289,225
    Greene County GO, Refunding, Series B, NATL Insured, 5.00%, 6/01/24 ..................          1,000,000         1,048,530
    Hallsdale-Powell Utility District Knox County Water and Sewer Revenue,
       FGIC Insured, 5.00%, 4/01/31 ......................................................          1,000,000         1,035,910
       Refunding and Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 .................          2,500,000         2,581,075
    Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities,
       Improvement,
       FGIC Insured, 5.00%, 9/01/35 ......................................................          3,700,000         3,797,680
       NATL Insured, 5.00%, 9/01/29 ......................................................          1,000,000         1,041,450
       NATL Insured, 5.00%, 9/01/34 ......................................................          2,310,000         2,368,605
    Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty,
       5.00%, 6/01/42 ....................................................................          1,250,000         1,273,375
    Jackson Hospital Revenue, Jackson-Madison Project, Refunding and Improvement, 5.50%,
       4/01/33 ...........................................................................          3,000,000         2,972,520
    Johnson City Electric Revenue, Improvement, FSA Insured, 5.00%, 5/01/29 ..............          1,000,000         1,058,340
    Johnson City Health and Educational Facilities Board Hospital Revenue,
       first mortgage, Mountain States Health, Series A, NATL Insured, Pre-Refunded,
       6.00%, 7/01/21 ....................................................................          2,970,000         3,057,763
       Series A, NATL Insured, Pre-Refunded, 5.125%, 7/01/25 .............................          3,000,000         3,023,910
    Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted
       Project, Series A, GNMA Secured, 5.90%, 6/20/37 ...................................          1,350,000         1,360,867
    Kingsport GO, Series B, Assured Guaranty, 5.00%, 3/01/29 .............................          1,030,000         1,103,944
    Kingsport IDB, MFHR, Model City Airport Project, GNMA Insured, 5.50%, 7/20/39 ........          2,995,000         3,094,284
    Knox County First Utility District Water and Sewer Revenue, NATL Insured, 5.00%,
       12/01/24 ..........................................................................          1,790,000         1,908,391
       12/01/25 ..........................................................................          1,000,000         1,060,490
    Knox County First Utility District Water and Sewer Revenue GO, Refunding and
       Improvement, 5.00%,
       12/01/26 ..........................................................................          1,390,000         1,532,489
       12/01/29 ..........................................................................          1,500,000         1,632,900


                             Semiannual Report | 41

Franklin Municipal Securities Trust

    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
    Knox County Health Educational and Housing Facilities Board Hospital Facilities
       Revenue, Covenant Health System, Refunding and Improvement, Series A, zero cpn.,
       1/01/36 ...........................................................................   $      5,000,000   $       931,500
       Fort Sanders Alliance, Refunding, NATL Insured, 5.75%, 1/01/14 ....................          1,250,000         1,355,975
    Knox County Health Educational and Housing Facilities Board Revenue, University Health
       System Inc., Refunding, 5.25%,
       4/01/27 ...........................................................................          2,500,000         2,433,275
       4/01/36 ...........................................................................          5,000,000         4,668,950
    Knoxville Electric Revenue, System, Series U, Pre-Refunded, 5.125%, 7/01/21 ..........          2,340,000         2,405,403
    Knoxville Waste Water System Revenue, Improvement, Series A, NATL Insured, 5.00%,
       4/01/37 ...........................................................................          3,620,000         3,694,355
    Knoxville Water Revenue, System Improvement, Series R, FSA Insured, 5.00%, 3/01/30 ...          2,370,000         2,482,125
    Lawrenceburg PBA, GO, Electric System, Public Works, Refunding, AMBAC Insured, 5.00%,
       7/01/22 ...........................................................................          2,500,000         2,724,025
    Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
       6/01/21 ...........................................................................          2,000,000         2,046,540
    Maryville Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38 ........................          7,850,000         8,024,427
    Memphis GO, General Improvement,
       Assured Guaranty, 5.00%, 4/01/22 ..................................................          3,325,000         3,704,848
       Assured Guaranty, 5.00%, 4/01/27 ..................................................          1,975,000         2,136,989
       NATL Insured, 5.00%, 10/01/22 .....................................................          5,000,000         5,378,550
    Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured,
       6.00%, 3/01/24 ....................................................................          9,930,000        10,052,735
    Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project,
       Refunding, Series B, 5.375%, 11/01/29 .............................................          5,000,000         5,156,750
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 11/01/23 ............................          7,145,000         8,035,981
    Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
       5.00%, 5/15/33 ....................................................................          3,000,000         3,132,270
       AMBAC Insured, 5.00%, 5/15/25 .....................................................          5,000,000         5,274,850
    Metropolitan Government of Nashville and Davidson County GO,
       Refunding, Series B, 5.00%, 8/01/25 ...............................................          5,000,000         5,398,800
       Series C, 5.00%, 2/01/25 ..........................................................          3,000,000         3,212,130
    Metropolitan Government of Nashville and Davidson County Health and Educational
       Facilities Board Revenue,
       Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 ..............            360,000           360,065
       Vanderbilt University, Refunding, Series A, 5.00%, 10/01/39 .......................          1,000,000         1,037,690
       Vanderbilt University, Refunding, Series B, 5.00%, 10/01/39 .......................          4,000,000         4,150,760
       Vanderbilt University, Series A, 5.50%, 10/01/29 ..................................          3,500,000         3,932,040
    Murfreesboro GO, Refunding, 5.00%,
       6/01/18 ...........................................................................          2,000,000         2,294,740
       6/01/19 ...........................................................................          1,500,000         1,707,705
    Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 .........            750,000           755,970
    Rutherford County Consolidated Utility District Waterworks Revenue,
       FSA Insured, 5.00%, 2/01/36 .......................................................          3,060,000         3,144,670
       Refunding, NATL Insured, 5.00%, 2/01/27 ...........................................          1,000,000         1,051,850
    Shelby County Health Educational and Housing Facilities Board Revenue,
       Ave Maria Assisted Living Project, Series A, 5.50%, 12/01/31 ......................          1,995,000         2,006,471
       Baptist Memorial Health, Series 2004A, 5.00%, 9/01/19 .............................          3,015,000         3,139,911
       Methodist, Series B, FSA Insured, 5.25%, 9/01/27 ..................................          5,000,000         5,248,550
       St. Jude Children's Research Hospital, Refunding, 5.00%, 7/01/36 ..................          5,000,000         4,999,800


                             42 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
    South Blount County Utility District Waterworks Revenue,
       FGIC Insured, Pre-Refunded, 4.50%, 12/01/22 .......................................   $        750,000   $       823,747
       FSA Insured, 5.00%, 12/01/33 ......................................................          1,000,000         1,047,270
       FSA Insured, 5.25%, 12/01/39 ......................................................          3,310,000         3,502,576
    Tennessee HDA Revenue, Homeownership Program,
       5.375%, 7/01/23 ...................................................................            390,000           390,874
       2006-3, 4.90%, 7/01/37 ............................................................          4,845,000         4,427,264
       Series 1, 5.00%, 7/01/29 ..........................................................          1,400,000         1,419,446
       Series 3C, 6.00%, 1/01/20 .........................................................            190,000           190,160
       Series 4B, 6.00%, 7/01/25 .........................................................          2,000,000         2,189,120
    Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second
       Program,
       Refunding, Series A, 5.00%, 5/01/39 ...............................................          3,000,000         3,097,650
       Refunding, Series A, NATL Insured, 5.00%, 5/01/26 .................................          1,250,000         1,328,362
       Refunding, Series A, NATL Insured, 5.00%, 5/01/30 .................................          3,000,000         3,135,660
       Series A, 5.00%, 5/01/34 ..........................................................          3,555,000         3,668,867
       Series B, 5.50%, 5/01/38 ..........................................................          4,000,000         4,288,920
    West Wilson Utility District Waterworks Revenue,
       AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23 .......................................          3,780,000         4,047,586
       Improvement, NATL Insured, Pre-Refunded, 5.00%, 6/01/26 ...........................          1,805,000         2,089,648
       Refunding, AMBAC Insured, 5.25%, 6/01/23 ..........................................            720,000           734,710
       Refunding, NATL Insured, 4.75%, 6/01/23 ...........................................          1,805,000         1,874,781
       Refunding and Improvement, NATL Insured, 4.75%, 6/01/28 ...........................          1,000,000         1,025,990
    White House Utility District Robertson and Sumner Counties Water and Sewer Revenue,
       FSA Insured, Pre-Refunded, 5.125%, 1/01/26 ........................................          1,100,000         1,156,694
       FSA Insured, Pre-Refunded, 6.00%, 1/01/26 .........................................          1,000,000         1,004,480
       Refunding, FSA Insured, 5.125%, 1/01/26 ...........................................          1,400,000         1,416,702
    Williamson County GO, Public Improvement,
       Pre-Refunded, 5.375%, 3/01/19 .....................................................          1,480,000         1,498,589
       Pre-Refunded, 5.00%, 4/01/20 ......................................................          2,000,000         2,202,120
       Refunding, 5.00%, 3/01/20 .........................................................          2,000,000         2,187,100
                                                                                                                ---------------
                                                                                                                    228,889,482
                                                                                                                ---------------
    U.S. TERRITORIES 9.9%
    GUAM 2.0%
    Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement,
       Asset-Backed, Refunding, 5.25%, 6/01/32 ...........................................          2,250,000         1,924,650
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%, 12/01/29 ...          3,205,000         3,250,223
                                                                                                                ---------------
                                                                                                                      5,174,873
                                                                                                                ---------------
    PUERTO RICO 7.9%
    Puerto Rico Commonwealth GO, Public Improvement,
       Refunding, Series A-4, FSA Insured, 5.00%, 7/01/31 ................................          2,760,000         2,780,921
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ..............................          1,500,000         1,664,475
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, NATL
       Insured, 5.00%, 7/01/25 ...........................................................          5,000,000         4,920,100
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation
       Group Project,
       Series A, NATL Insured, 6.25%, 7/01/24 ............................................            200,000           200,032


                             Semiannual Report | 43

Franklin Municipal Securities Trust

    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................   $        655,000   $      636,640
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          1,845,000        2,044,906
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub. bond, Series B,
       6.375%,  8/01/39 ..................................................................          8,000,000        8,457,040
                                                                                                                --------------
                                                                                                                    20,704,114
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          25,878,987
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $247,582,030) ..............                         254,768,469
                                                                                                                --------------
    SHORT TERM INVESTMENTS (COST $2,400,000) 0.9%
    MUNICIPAL BONDS 0.9%
    U.S. TERRITORIES 0.9%
    PUERTO RICO 0.9%
(a) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
       Put, 0.17%, 7/01/32 ...............................................................          2,400,000        2,400,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $249,982,030) 98.1% ..........................................                         257,168,469
    OTHER ASSETS, LESS LIABILITIES 1.9% ..................................................                           4,874,911
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  262,043,380
                                                                                                                ==============

See Abbreviations on page 57.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Franklin Municipal Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2009 (unaudited)

                                                                              FRANKLIN         FRANKLIN
                                                                             CALIFORNIA       TENNESSEE
                                                                             HIGH YIELD       MUNICIPAL
                                                                           MUNICIPAL FUND     BOND FUND
                                                                           --------------   -------------
Assets:
   Investments in securities:
      Cost .............................................................   $1,511,178,402    $249,982,030
                                                                           --------------    ------------
      Value ............................................................   $1,368,044,284    $257,168,469
   Cash ................................................................           93,335       1,412,319
   Receivables:
      Capital shares sold ..............................................        2,096,282         373,813
      Interest .........................................................       20,410,213       3,627,203
   Other assets ........................................................              408             191
                                                                           --------------    ------------
         Total assets ..................................................    1,390,644,522     262,581,995
                                                                           --------------    ------------
Liabilities:
   Payables:
      Investment securities purchased ..................................        5,000,000              --
      Capital shares redeemed ..........................................        1,423,945          83,160
      Affiliates .......................................................          753,029         138,166
      Distributions to shareholders ....................................        1,961,373         295,589
   Accrued expenses and other liabilities ..............................          126,655          21,700
                                                                           --------------    ------------
         Total liabilities .............................................        9,265,002         538,615
                                                                           --------------    ------------
            Net assets, at value .......................................   $1,381,379,520    $262,043,380
                                                                           ==============    ============
Net assets consist of:
   Paid-in capital .....................................................   $1,576,268,587    $257,626,524
   Undistributed net investment income (distributions in excess of net
      investment income) ...............................................        2,987,840        (206,275)
   Net unrealized appreciation (depreciation) ..........................     (143,134,118)      7,186,439
   Accumulated net realized gain (loss) ................................      (54,742,789)     (2,563,308)
                                                                           --------------    ------------
            Net assets, at value .......................................   $1,381,379,520    $262,043,380
                                                                           ==============    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin Municipal Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
November 30, 2009 (unaudited)

                                                                              FRANKLIN        FRANKLIN
                                                                             CALIFORNIA       TENNESSEE
                                                                             HIGH YIELD       MUNICIPAL
                                                                           MUNICIPAL FUND     BOND FUND
                                                                           --------------   ------------
CLASS A:
   Net assets, at value ................................................   $1,038,917,516   $262,043,380
                                                                           --------------   ------------
   Shares outstanding ..................................................      114,744,284     23,395,628
                                                                           --------------   ------------
   Net asset value per share(a) ........................................   $         9.05   $      11.20
                                                                           --------------   ------------
   Maximum offering price per share (net asset value per share /
      95.75%)                                                              $         9.45   $      11.70
                                                                           --------------   ------------
CLASS B:
   Net assets, at value ................................................   $   10,577,078
                                                                           --------------
   Shares outstanding ..................................................        1,162,091
                                                                           --------------
   Net asset value and maximum offering price per share(a)..............   $         9.10
                                                                           --------------
CLASS C:
   Net assets, at value ................................................   $  239,268,072
                                                                           --------------
   Shares outstanding ..................................................       26,294,649
                                                                           --------------
   Net asset value and maximum offering price per share(a) .............   $         9.10
                                                                           --------------
ADVISOR CLASS:
   Net assets, at value ................................................   $   92,616,854
                                                                           --------------
   Shares outstanding ..................................................       10,217,179
                                                                           --------------
   Net asset value and maximum offering price per share ................   $         9.06
                                                                           --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Franklin Municipal Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended November 30, 2009 (unaudited)

                                                                                 FRANKLIN       FRANKLIN
                                                                                CALIFORNIA      TENNESSEE
                                                                                HIGH YIELD      MUNICIPAL
                                                                              MUNICIPAL FUND    BOND FUND
                                                                              --------------   ----------
Investment income:
   Interest ...............................................................    $ 41,809,094    $5,761,753
                                                                               ------------    ----------
Expenses:
   Management fees (Note 3a) ..............................................       3,032,366       671,716
   Distribution fees: (Note 3c)
      Class A .............................................................         490,935       122,589
      Class B .............................................................          37,521            --
      Class C .............................................................         731,102            --
   Transfer agent fees (Note 3e) ..........................................         205,805        34,355
   Custodian fees .........................................................           8,330         1,537
   Reports to shareholders ................................................          37,952         7,531
   Registration and filing fees ...........................................          11,743         4,143
   Professional fees ......................................................          19,448        15,030
   Trustees' fees and expenses ............................................          33,319         5,150
   Other ..................................................................          67,852        15,324
                                                                               ------------    ----------
         Total expenses ...................................................       4,676,373       877,375
         Expenses waived/paid by affiliates (Note 3f) .....................              --       (23,728)
                                                                               ------------    ----------
            Net expenses ..................................................       4,676,373       853,647
                                                                               ------------    ----------
               Net investment income ......................................      37,132,721     4,908,106
                                                                               ------------    ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............................      (6,744,423)      240,887
   Net change in unrealized appreciation (depreciation) on investments ....     100,479,728     4,451,656
                                                                               ------------    ----------
Net realized and unrealized gain (loss) ...................................      93,735,305     4,692,543
                                                                               ------------    ----------
Net increase (decrease) in net assets resulting from operations ...........    $130,868,026    $9,600,649
                                                                               ============    ==========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Franklin Municipal Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FRANKLIN CALIFORNIA                 FRANKLIN TENNESSEE
                                                             HIGH YIELD MUNICIPAL FUND              MUNICIPAL BOND FUND
                                                        ----------------------------------   --------------------------------
                                                         SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                        NOVEMBER 30, 2009     YEAR ENDED     NOVEMBER 30, 2009    YEAR ENDED
                                                           (UNAUDITED)       MAY 31, 2009       (UNAUDITED)      MAY 31, 2009
                                                        -----------------   --------------   -----------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................    $   37,132,721     $   76,854,492     $  4,908,106      $  8,522,779
      Net realized gain (loss) from investments .....        (6,744,423)       (28,190,094)         240,887          (811,635)
      Net change in unrealized appreciation
         (depreciation) on investments ..............       100,479,728       (188,255,693)       4,451,656           348,684
                                                         --------------     --------------     ------------      ------------
         Net increase (decrease) in net assets
            resulting from operations ...............       130,868,026       (139,591,295)       9,600,649         8,059,828
                                                         --------------     --------------     ------------      ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (29,034,564)       (58,764,247)      (4,990,973)       (8,585,541)
         Class B ....................................          (314,639)          (854,201)              --                --
         Class C ....................................        (6,024,627)       (12,099,349)              --                --
         Advisor Class ..............................        (2,455,511)        (3,953,464)              --                --
                                                         --------------     --------------     ------------      ------------
   Total distributions to shareholders ..............       (37,829,341)       (75,671,261)      (4,990,973)       (8,585,541)
                                                         --------------     --------------     ------------      ------------
   Capital share transactions: (Note 2)
         Class A ....................................        23,919,082        (93,646,544)      31,539,040        27,005,281
         Class B ....................................        (3,000,285)        (6,687,168)              --                --
         Class C ....................................        11,117,982        (26,339,288)              --                --
         Advisor Class ..............................        17,735,064          4,822,385               --                --
                                                         --------------     --------------     ------------      ------------
   Total capital share transactions .................        49,771,843       (121,850,615)      31,539,040        27,005,281
                                                         --------------     --------------     ------------      ------------
   Redemption fees ..................................                --              1,704               --                --
                                                         --------------     --------------     ------------      ------------
         Net increase (decrease) in net assets ......       142,810,528       (337,111,467)      36,148,716        26,479,568
Net assets:
   Beginning of period ..............................     1,238,568,992      1,575,680,459      225,894,664       199,415,096
                                                         --------------     --------------     ------------      ------------
   End of period ....................................    $1,381,379,520     $1,238,568,992     $262,043,380      $225,894,664
                                                         ==============     ==============     ============      ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of period ....................................    $    2,987,840     $    3,684,460     $   (206,275)     $   (123,408)
                                                         ==============     ==============     ============      ============

   The accompanying notes are an integral part of these financial statements.


                             48 | Semiannual Report

Franklin Municipal Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                    CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-------                                  ---------------------------------------------
Franklin Tennessee Municipal Bond Fund   Franklin California High Yield Municipal Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             Semiannual Report | 49

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of November 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                             50 | Semiannual Report

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                             FRANKLIN CALIFORNIA          FRANKLIN TENNESSEE
                                          HIGH YIELD MUNICIPAL FUND       MUNICIPAL BOND FUND
                                         ---------------------------   -------------------------
                                            SHARES        AMOUNT         SHARES        AMOUNT
                                         -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended November 30, 2009
   Shares sold .......................    12,954,795   $ 115,059,446    3,534,216   $ 39,256,857
   Shares issued in reinvestment of
      distributions ..................     1,928,439      16,913,975      322,772      3,583,321
   Shares redeemed ...................   (12,429,319)   (108,054,339)  (1,014,845)   (11,301,138)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........     2,453,915   $  23,919,082    2,842,143   $ 31,539,040
                                         ===========   =============   ==========   ============
Year ended May 31, 2009
   Shares sold .......................    21,872,397   $ 189,194,107    4,841,383   $ 51,678,704
   Shares issued in reinvestment of
      distributions ..................     3,809,795      32,208,460      549,123      5,829,752
   Shares redeemed ...................   (37,487,980)   (315,049,111)  (2,905,343)   (30,503,175)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........   (11,805,788)  $ (93,646,544)   2,485,163   $ 27,005,281
                                         ===========   =============   ==========   ============


                             Semiannual Report | 51

Franklin Municipal Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              FRANKLIN CALIFORNIA
                                           HIGH YIELD MUNICIPAL FUND
                                          ---------------------------
                                             SHARES         AMOUNT
                                          ------------   ------------
CLASS B SHARES:
Six Months ended November 30, 2009
   Shares sold ........................         5,543    $     49,849
   Shares issued in reinvestment of
       distributions ..................        21,164         185,676
   Shares redeemed ....................      (370,649)     (3,235,810)
                                           ----------    ------------
   Net increase (decrease) ............      (343,942)   $ (3,000,285)
                                           ==========    ============
Year ended May 31, 2009
   Shares sold ........................        27,703    $    247,290
   Shares issued in reinvestment of
      distributions ...................        54,218         462,370
   Shares redeemed ....................      (862,777)     (7,396,828)
                                           ----------    ------------
   Net increase (decrease) ............      (780,856)   $ (6,687,168)
                                           ==========    ============
CLASS C SHARES:
Six Months ended November 30, 2009
   Shares sold ........................     3,124,352    $ 27,891,430
   Shares issued in reinvestment of
      distributions ...................       384,413       3,383,012
   Shares redeemed ....................    (2,292,267)    (20,156,460)
                                           ----------    ------------
   Net increase (decrease) ............     1,216,498    $ 11,117,982
                                           ==========    ============
Year ended May 31, 2009
   Shares sold ........................     4,476,631    $ 39,358,483
   Shares issued in reinvestment of
   distributions ......................       786,626       6,681,288
   Shares redeemed ....................    (8,586,360)    (72,379,059)
                                           ----------    ------------
   Net increase (decrease) ............    (3,323,103)   $(26,339,288)
                                           ==========    ============
ADVISOR CLASS SHARES:
Six Months ended November 30, 2009
   Shares sold ........................     2,818,711    $ 24,338,554
   Shares issued in reinvestment of
      distributions ...................        46,978         414,275
   Shares redeemed ....................      (790,925)     (7,017,765)
                                           ----------    ------------
   Net increase (decrease) ............     2,074,764    $ 17,735,064
                                           ==========    ============
Year ended May 31, 2009
   Shares sold ........................     5,805,182    $ 49,106,925
   Shares issued in reinvestment of
   distributions ......................        69,232         580,451
   Shares redeemed ....................    (5,174,719)    (44,864,991)
                                           ----------    ------------
   Net increase (decrease) ............       699,695    $  4,822,385
                                           ==========    ============


                             52 | Semiannual Report

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ---------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                             Semiannual Report | 53

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                        FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                            HIGH YIELD             MUNICIPAL
                                          MUNICIPAL FUND           BOND FUND
                                        -------------------   ------------------
Reimbursement Plans:
   Class A ..........................          0.15%                0.15%

Distributors has agreed to limit the current rate at 0.10% per year for each of the Funds.
Compensation Plans:
   Class B ..........................          0.65%                  --
   Class C ..........................          0.65%                  --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                   FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                        HIGH YIELD            MUNICIPAL
                                                      MUNICIPAL FUND          BOND FUND
                                                   -------------------   ------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .........        $163,529              $99,037
Contingent deferred sales charges retained .....        $  9,244              $ 4,771

E. TRANSFER AGENT FEES

For the period ended November 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                HIGH YIELD            MUNICIPAL
                              MUNICIPAL FUND          BOND FUND
                           -------------------   ------------------
Transfer agent fees ....         $114,382              $16,882

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Tennessee Municipal Bond Fund, Advisers contractually agreed to waive or limit its fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees) do not exceed 0.60% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2010.


                             54 | Semiannual Report

Franklin Municipal Securities Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2009, the capital loss carryforwards were as follows:

                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                      HIGH YIELD            MUNICIPAL
                                                    MUNICIPAL FUND          BOND FUND
                                                 -------------------   ------------------
Capital loss carryforwards expiring in:
   2010 ......................................       $ 4,003,471           $  480,932
   2011 ......................................                --               95,080
   2012 ......................................         7,294,061              984,101
   2013 ......................................         2,650,186              422,643
   2015 ......................................           684,955               11,310
   2016 ......................................         1,572,273                   --
   2017 ......................................         5,767,799              810,129
                                                     -----------           ----------
                                                     $21,972,745           $2,804,195
                                                     ===========           ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2009, the Franklin California High Yield Municipal Fund deferred realized capital losses of $26,025,620.

At November 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                      HIGH YIELD            MUNICIPAL
                                                    MUNICIPAL FUND          BOND FUND
                                                 -------------------   ------------------
Cost of investments ..........................      $1,509,099,843        $249,930,915
                                                    --------------        ------------
Unrealized appreciation ......................      $   35,996,182        $  9,204,364
Unrealized depreciation ......................        (177,051,741)         (1,966,810)
                                                    --------------        ------------
Net unrealized appreciation (depreciation) ...      $ (141,055,559)       $  7,237,554
                                                    ==============        ============

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended November 30, 2009, were as follows:

                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                      HIGH YIELD            MUNICIPAL
                                                    MUNICIPAL FUND          BOND FUND
                                                 -------------------   ------------------
Purchases ....................................       $117,544,308          $41,835,726
Sales ........................................       $ 81,002,983          $10,602,965


                             Semiannual Report | 55

Franklin Municipal Securities Trust

6. CREDIT RISK

At November 30, 2009, the Franklin California High Yield Municipal Fund had 30.57% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of their pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended November 30, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                      HIGH YIELD           MUNICIPAL
                                                    MUNICIPAL FUND         BOND FUND
                                                 -------------------   ------------------
Commitment fees ..............................          $1,418                $247


                             56 | Semiannual Report

Franklin Municipal Securities Trust

9. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At November 30, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through January 19, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CIFP     - Capital Improvement Financing Program
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
ID       - Improvement District
IDB      - Industrial Development Bond/Board
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
NATL     - National Public Financial Guarantee Corp.
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RAN      - Revenue Anticipation Note
RDA      - Redevelopment Agency/Authority
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                             Semiannual Report | 57

Franklin Municipal Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             58 | Semiannual Report

                       This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN MUNICIPAL SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN S2009 01/10

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.                            N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                             N/A

ITEM 6. SCHEDULE OF INVESTMENTS.                                           N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.                                   N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.                                 N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST


By /s/LAURA F. FERGERSON
  ---------------------------
    Laura F. Fergerson
    Chief Executive Officer -
      Finance and Administration
Date  January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ---------------------------
    Laura F. Fergerson
    Chief Executive Officer -
      Finance and Administration
Date  January 27, 2010



By /s/GASTON GARDEY
  ------------------------------
    Gaston Gardey
    Chief Financial Officer and
      Chief Accounting Officer
Date  January 27, 2010